361° Absolute Alpha Fund
A series of the Investment Managers Series Trust

Supplement dated June 1, 2011 to the
Summary Prospectus dated April 20, 2011 and the Prospectus dated December 31 2010 as amended March 16, 2011 and April 19, 2011

The following Minimum Investments table replaces the Minimum Investments table under the heading “Purchase and Sales of Fund Shares” on page 6 of the Summary Prospectus and page 8 of the Prospectus:

Minimum Investments	To Open Your Account	To Add to Your Account
Class A Shares
Direct Regular Accounts	$10,000	None
Direct Retirement Accounts	$10,000	None
Gift Account For Minors	$10,000	None
Class I Shares
All Accounts	$100,000	None

Any reference to a $1,000,000 minimum initial investment for Class I Shares is replaced with $100,000.

The following sentence replaces the fourth sentence of the first paragraph under “Principal Investment Strategies” on page 3 of the Summary Prospectus and Prospectus:

In addition to investing through sub-advisors, the Fund may invest in other strategies through exchange traded funds (“ETFs”) managed by other managers.

The following sentence replaces the last sentence of the “Equities” paragraph on page 4 of the Summary Prospectus and Prospectus:

The Fund may also invest in pooled investment vehicles, including ETFs.

The following sentence replaces the second sentence of the “Equity securities” paragraph on page 10 of the Prospectus:

The Fund may also invest in other pooled investment vehicles, including ETFs.

The following paragraph replaces the first paragraph under “Portfolio Managers” on page 17 of the Prospectus:

Advisor.  The Fund is managed by an investment committee consisting of Brian Cunningham, Tom Florence, Blaine Rollins, and Jeremy Frank.  All investment decisions are made by the investment committee.

Please file this Prospectus Supplement with your records.